                              REVOLVING CREDIT NOTE

$7,000,000                                                          June 8, 2005

     This Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Revolving Credit and Security Agreement dated as of the date hereof (as amended, restated, supplemented or modified from time to time, the "Credit Agreement") by and among the undersigned, as Borrowers, the various financial institutions named therein or which hereafter become a party thereto (each individually a "Lender" and collectively, "Lenders") and PNC BANK,
NATIONAL ASSOCIATION (in its individual capacity, "PNC"), as agent for Lenders
(in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     FOR VALUE RECEIVED, each of the Borrowers hereby promises, jointly and severally, to pay to the order of PNC BANK, NATIONAL ASSOCIATION ("Payee"), at the office of Agent located at PNC Bank Center, Two Tower Center, 8th Floor,
East Brunswick, New Jersey 08816 or at such other place as Agent may from time to time designate to Borrowers in writing:

     (i) the principal sum of Seven Million Dollars ($7,000,000) or, if different, from such amount, the unpaid principal balance of Payee's Commitment
Percentage of the Revolving Advances as may be due and owing under the Credit
Agreement, payable in accordance with the provisions of the Credit Agreement, subject to acceleration upon the occurrence of an Event of Default under the
Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof; and

     (ii) interest on the principal amount of the Revolving Advances under this
Revolving Credit Note from time to time outstanding until such principal amount is paid in full at the applicable Interest Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the amount collectible at the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.

     This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement and is secured by the liens granted pursuant to the
Credit Agreement and the Other Documents, is entitled to the benefits of the
Credit Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.

     This Revolving Credit Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Credit Agreement.

     If an Event of Default under Section 10.7 of the Credit Agreement shall occur, then this Revolving Credit Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the Other Documents, and the same is not cured within any applicable grace or cure

period, then this Revolving Credit Note may, as provided in the Credit
Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

     This Revolving Credit Note shall be construed and enforced in accordance with the laws of the State of North Carolina.

     Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit
Agreement.

                                       TEAMSTAFF, INC., a New Jersey corporation

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       TEAMSTAFF RX, INC., a Texas corporation

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       RS STAFFING SERVICES, INC.,
                                       a Georgia corporation

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------